Exhibit 99.1

DATACENTREX

Scrypt Mining Today. Investing In Energy Infrastructure for Tomorrow



INVESTOR PRESENTATION NOVEMBER 2026

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding Datacentrex, Inc. (the “Company’s” or “Datacentrex’s”) future financial condition, results of operations, business operations and business prospects, are forward-looking statements. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, Datacentrex’s ability to successfully achieve its strategic initiatives, including its expectation that it will be able to secure additional miners; competition in Datacentrex’s markets; risks associated with Datacentrex’s investment strategy, including digital asset market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to digital assets and regulatory developments affecting digital assets; risks related to the Company’s investment in ELNG Equity LLC, including the illiquid, non-controlling nature of the Company’s interest and the absence of any public market for the Class A Common Units; the absence of any obligation or committed timetable for ELNG to pursue an initial public offering or other liquidity event; Eagle LNG’s substantial existing indebtedness and preferred equity; customer concentration and the commencement, renewal, modification, non-performance or early termination of customer contracts; the early-stage and capital-intensive nature of the commercial space launch industry; the reliance of statements in this presentation regarding Eagle LNG on information provided by Eagle LNG, which the Company has not independently verified; the illustrative nature of revenue-per-hashrate calculations, which are based on historical network data and hypothetical digital asset prices; that the market prices of Dogecoin (DOGE) and Litecoin (LTC) may never return to or exceed their historical levels; that the Company may be unable to fully deploy or utilize its mining equipment or achieve anticipated levels of operating capacity; and volatility of Datacentrex’s stock price. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC's website at: http://www.sec.gov. The risks and uncertainties that Datacentrex has described are not the only ones Datacentrex faces. Additional risks and uncertainties not presently known to Datacentrex or that Datacentrex currently deems immaterial may also affect Datacentrex’s operations. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond the Datacentrex’s control) and assumptions that could cause actual results to differ materially from historical experience. Actual results may differ materially from those in the forward-looking statements and the trading price for Datacentrex’s common stock may fluctuate significantly Except as required by law, Datacentrex undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Why Datacentrex Now

Four reasons Datacentrex is positioned for a crypto recovery

1. **Built to last.** More than 3,500 Scrypt miners kept running at >95% uptime through the crypto winter, and online hashrate is expanding ~21% with no incremental hardware-acquisition spend

2. **Earnings denominated in Bitcoin.** Our hashrate is sold through a marketplace with settlement typically received in Bitcoin, the hard asset, rather than U.S. dollars

3. **A price disconnect.** Bitcoin re

Exchange/Ticker

Nasdaq / DTCX

Share Price

$1.12 (as of Nov. 3, 2026)

Market Cap *

$52.80 Million (as of Nov. 3, 2026)

Common Shares Outstanding

47,139,643 (as of Sep. 30, 2026)

Built to Survive the Crypto Winter

Context: Bitcoin fell 49% between Oct. 13, 2025 and Jun. 30, 2026. Datacentrex kept its fleet online and expanded it.

1 Uptime Above 95%

Our operational architecture delivers a >95% uptime percentage across four geographically diversified U.S. colocation sites, keeping hashrate online through the downturn.

>95%

2 Fleet Expanded ~21%

More than 500 additional ElphaPex DG2 miners, prepaid, are being energized. Online hashrate rises from 43.2 TH/s to ~52.2 TH/s and deployed power from ~12.2 MW to ~14 MW, with no incremental hardware-acquisition spend.

+21%

3 Strong Cash Position – Solid Balance Sheet; Zero Debt

$27.55 million of cash and $1.74 million of digital assets as of Sep. 30, 2026, plus the $30 million Eagle LNG stake at cost.

$59.3M

Sources: Bitcoin prices per Yahoo Finance (BTC-USD daily close). Fleet, hashrate and power per Company press release dated Oct. 14th 2026. Cash and digital assets per Form 10-Q for the quarter ended Sep. 30, 2026; Eagle LNG stake shown at cost.

Our Earnings Denominate in Bitcoin

Traditional Mining:

Utilize Mining Pools to Stabilize their Profits. Doing so increases fees, and leaves you with only the Currency Mined

Submitting Your Miners to a Pool generally takes a 2-4% Fee

If we want to convert our Currency to other Cryptocurrencies, there are trading fees & Slippage that occurs to get there

Datacentrex Strategy:

We sell our hashrate on a marketplace

Our Hashrate Is matched with a marketplace of entities that are buying our hashrate. The medium of exchange is BTC

By utilizing this Model, we participate in an efficient market, providing the highest payrate for our hashrate in the industry, which avoids slippage, pool fees, and conversion fees

Key Takeaway: our earnings are denominated in Bitcoin, the hard asset, rather than U.S. dollars.

$1.74M of digital assets held at Sep. 30, 2026; management expects treasury concentration to favor Bitcoin over time (Form 10-Q).

Hard Assets vs. Soft Assets

Datacentrex's earnings are denominated in hard assets

Scarce Asset (Bitcoin)

- Fixed maximum supply of 21 million coins
- New issuance follows a pre-set protocol schedule that no central bank or government can expand
- Held globally and settled on a public network around the clock
- Datacentrex earns Bitcoin directly through hashrate marketplace settlement

VS.

Fiat Currency (U.S. Dollar)

1.24x	debt to GDP ($40.3T vs. $32.6T)
5.31%	10-yr yield, Oct. 5: highest since 2002
$1.28T	interest a year, 2.4x the Q1 2020 level
21%	of federal receipts now goes to interest



Total public debt ($T)
$40.3T
$40T
$35T
$30T
$25T
Oct '21
Oct '22
Oct '23
Oct '24
Oct '25
Oct '26



Federal interest payments ($B, annualized)
$1,200
$800
$400
$0
$1,280B
Q1 '15
Q1 '18
Q1 '21
Q1 '24

Sources: U.S. Treasury, Debt to the Penny (monthly, Oct. 2021 to Oct. 2026; $40.31T on Oct. 8, 2026); FRED: GDP (Q2 2026 SAAR $32.56T), DGS10 (peak 5.31% on Oct. 5, 2026; prior higher close 5.32% on May 14, 2002), A091RC1Q027SBEA (federal interest payments, SAAR: $544B Q1 2020, $1,280B Q2 2026), FGRECPT (federal current receipts, SAAR). Company view.

The Policy Trap: Why the Cycle Favors Hard Assets

The Debt Spiral

debt -> rates -> interest -> more debt

1. **Debt compounds**
   $40.3T of total public debt, 1.24x GDP, up $11.8T (+42%) in five years
2. **Rates raise the bill**
   10-year yield hit 5.31%, highest since 2002. Interest runs $1.28T a year, 21% of federal receipts
3. **Interest adds to deficits**
   Borrowing to pay interest grows the debt, and the cycle repeats

Washington has two exits. Both favor hard assets

A. Keep rates high
Interest compounds on a $40T base and the spiral speeds up

B. Ease and expand money
More dollars: M2 Money supply is up 51% since Jan. 2020 ($15.4T to $23.3T)

Fixed-supply assets reprice against the dollar
Bitcoin's supply is capped at 21 million coins. Since Jan. 2020, BTC rose from $9.4K to $77.4K while M2 grew 51%.

Datacentrex earns the hard asset
Our hashrate revenue settles typically in Bitcoin, so our earnings sit on the right side of this trade.

Company thesis; forward-looking and not a prediction of any price. Bitcoin is volatile: it fell 49% between Oct. 13, 2025 and Jun. 30, 2026. Sources: U.S. Treasury Debt to the Penny (Oct. 8, 2026; Oct. 1, 2021); FRED: GDP, DGS10, A091RC1Q027SBEA, FGRECPT, M2SL (Jan. 2020 $15.43T; Aug. 2026 $23.34T); Yahoo Finance BTC-USD (Jan. 2020 month-end $9,351; Nov. 3, 2026 $77,418 per Investing.com); Form 10-Q (settlement in Bitcoin).

The Price Disconnect

Bitcoin recovered from $60K to $77K.
Our share price did not.

+29%
Bitcoin since Jul. 1

–35%
DTCX stock since Jul. 1

–$6.5M

vs. a **$52.80M** market cap

Cash, digital assets and our Eagle stake exceed the market cap by $6.5M. The market assigns no value to 3,500+ miners or any Eagle upside.

Market cap walk

Sep. 30, 2026 balance sheet, Eagle stake at cost; market cap at Nov. 3, 2026



$27.55M
+$1.74M
+$30.0M
–$6.5M
$52.8M
Cash
Digital assets
Eagle LNG stake
Mining business
Market cap

Sources: Form 10-Q for the quarter ended Sep. 30, 2026 (cash $27.55M, digital assets $1.74M, Eagle LNG investment $30.0M at cost); Form 10-Q (47,139,643 shares outstanding as of Sep. 30, 2026); Yahoo Finance (DTCX closes, $1.71 on Jul. 1 and $1.12 on Nov. 3, 2026; BTC-USD close, $60.0K on Jul. 1); Investing.com (BTC-USD, $77.4K on Nov. 3). Market cap of $52.80M = $1.12 x 47,139,643 shares. Cash and digital assets are at Sep. 30, 2026 values; the Eagle LNG stake is shown at its $30M cost. Comparison is before liabilities. Company view; not investment advice.

Putting It Together: DTCX Is a Coiled Spring

1 A better way to own the crypto recovery

2.3x

fleet revenue if DOGE returns to $0.20, a price it held as recently as Oct. 2025

- Revenue rises with coin prices; our fleet, hosting and power costs do not
- Unlike holding the coin, DTCX pairs crypto exposure with cash and an operating business
- 3,500+ miners, ~52.2 TH/s, >95% uptime

2 Balance Sheet Strength

$59.3M

of cash, digital assets and Eagle stake at cost, against a $52.80M market cap

- $27.55M cash and $1.74M digital assets at Sep. 30, 2026, plus the $30M Eagle stake at cost
- That is $6.5M above the market cap: the market assigns no value to 3,500+ miners, their future earnings or the Eagle upside
- Our digital treasury is marked to market, so it fluctuates with crypto prices

3 Built for hard assets to outrun soft

1.24x

U.S. debt to GDP, with interest already 21% of federal receipts

- We earn Bitcoin, the fixed-supply asset, rather than dollars
- In an appreciation cycle, revenue, treasury and asset value rise together: 2.0x revenue at DOGE's 24-month average, 3.4x at $0.30
- Our cost base is set in dollars while our revenue is set by crypto prices

And underneath it all: a $30 million, 12.27% investment in Eagle LNG, an operating hard-asset energy business with two growth engines.

Sources: Form 10-Q for the quarter ended Sep. 30, 2026 (cash, digital assets, Eagle LNG investment at cost); Yahoo Finance (DTCX close Nov. 3, 2026; DOGE prices Oct. 12, 2026); FRED and U.S. Treasury (debt, GDP, interest, receipts). Market cap uses 47,139,643 basic shares (Form 10-Q, as of Sep. 30, 2026); fully diluted market cap is about $73.7M on 65,817,700 fully diluted shares (basic shares plus options, unvested RSUs, warrants including pre-funded warrants, and as-converted Series A and Series D preferred, per Form 10-Q). Comparison is before liabilities. Revenue multiples per slide 5. Company view; not investment advice.

Eagle LNG Investment Overview

Datacentrex Invested $30 Million in Eagle LNG Partners, a Supplier of Fuel for the U.S. Space Launch Industry

⟶ Announced Aug. 31, 2026

DATACENTREX

eagle LNG Partners



Investment Overview

Total Round

$40 million: $30M from Datacentrex plus $10M from an affiliate of The Energy & Minerals Group ("EMG"), at the same price per unit

Investment

$30 Million of Class A Common Units for a 10.5% Fully Diluted equity interest

Issuer

ELNG Equity LLC (holding company of Eagle LNG)

Co-Investor

Funds managed by EMG are Eagle LNG's controlling sponsor and an existing investor in the business

Eagle LNG Partners

Formed 2013; producing and delivering LNG since 2018

Source: Datacentrex press release, Aug. 31, 2026 (GlobeNewswire).

eagle LNG Partners

$30M for 10.5% of Eagle LNG, in a $40M round alongside EMG

→

An Operating Business, Poised for Expansion

2018

Producing and delivering LNG

Eagle LNG has produced 300+ million gallons of LNG since 2018. Formed in 2013 and controlled by The Energy & Minerals Group.

750+

LNG bunkering operations

Completed since 2018, both ship-to-shore and ship-to-ship, without incident.

Multiple 10-year and longer-term contracts

Long-term take-or-pay supply agreements across space propulsion, marine bunkering, island utility and industrial end-markets.

Backed by The Energy & Minerals Group

$17.7B total investor commitments raised

~$12B assets under management

~$16.1B returned to LPs since inception


EAGL
eagle

Customers renew early and buy more

- Anchor marine customer renewed early: executed term extension by 10 years and increased volumes
- Caribbean utility extended from 12 to 15 years with higher volumes

Sources: Datacentrex press release, Aug. 31, 2026; eaglelng.com (gallons produced counter, accessed Oct. 12, 2026); EMG figures and customer contract history per Eagle LNG company materials (July 2026).

Eagle LNG Fully Integrates the Value Chain

Vertical integration and in-house liquefaction facilities provide a competitive barrier to entry and serves as a long-term reliable and sustainable advantage.

1 LNG Production


eagle

LNG Liquefaction



Shoreside Marine Delivery

How it earns: Liquefies U.S. pipeline natural gas in-house at Maxville, with access to large-diameter, Southeastern US natural gas pipelines, and sells the LNG under long-term take-or-pay contracts.

2 Transportation


EAGL
eagle

Trailers & ISO Containers


L N G

Small Scale Carriers / Bunker Vessels

How it earns: Moves LNG by trailer, ISO container and small-scale carrier, controlling last-mile delivery across the southeastern U.S. and the Caribbean basin.

3 Terminals & Consumption



Utility Energy / Industrial / Aerospace



LNG Bunkering

How it earns: Delivers fuel at the point of use: marine bunkering, island utility power, industrial sites and space propulsion customers.

Source: Eagle LNG company materials (July 2026), value chain overview; eaglelng.com. Photos courtesy of Eagle LNG. Long-term contract tenor per Datacentrex press release, Aug. 31, 2026.

Existing Asset Base in the Southeast U.S. and Caribbean

→ **Maxville Liquefaction Facility**

Natural gas liquefaction plant just outside Jacksonville, FL, with an ~1 million-gallon (4,000 cbm) storage tank and dual loading lanes serving cryogenic tankers and ISO containers simultaneously.

→ **Talleyrand Marine Terminal**

With ~900K gallons (3,600 cbm) of LNG storage, the first of its kind for land-based marine bunkering. Developed with the U.S. Coast Guard using NFPA-approved designs; supported by an LNG carrier.

→ **Jacksonville Export Facility (Developing)**

FERC-approved and DOE-licensed (FTA/non-FTA) liquefaction and export terminal in development on ~228 acres: 1 MTPA (~1.65 million gallons of LNG per day) with ~11 million gallons (40,000 cbm) of storage.



Maxville liquefaction facility



Shoreside marine delivery

~1M gal	~900K gal	1 MTPA	Antigua
LNG storage at Maxville	LNG storage at Talleyrand	Permitted export capacity at JEF	Caribbean LNG import terminal

Antigua: partnership with the local power provider serving over 80% of the island to deliver LNG as a cost-effective power solution.

Source: eaglelng.com (Liquefaction, Marine Bunkering and Power Generation sections), accessed Oct. 12, 2026.

Demand Already Exceeds Eagle LNG's Capacity

→ Effectively Sold Out Since 2018

Eagle LNG has been effectively sold out since initial production in 2018, remains capacity constrained and consistently receives repeat inquiries that cannot be filled*

→ Large Addressable Markets

Over 10 MTPA of addressable market in Caribbean power generation and 6 MTPA in Central America, 18 MTPA combined.***

→ Global LNG Bunkering Is Growing

Global LNG bunkering averaged ~770,000 m^3 per month in Jan. to May 2026, up ~13% year over year. 73 LNG dual-fuel vessels were ordered in 1H26, almost 90% of the alternatively fuelled order book.**

What 10 MTPA of Caribbean demand is worth

Step 1: Price one unit of energy

$1,420 per tonne of LNG ÷ **52 MMBtu** of energy in 1 tonne = **$27** per MMBtu

Step 2: Scale to one year of supply

1 MTPA = 1 million tonnes a year = 52 TBtu of energy

1 million tonnes × $1,420 = ~$1.4B of fuel a year

Step 3: Apply it to the Caribbean

10 MTPA = 10 million tonnes a year

10 × 52 TBtu = 520 TBtu of energy

10 million tonnes × $1,420

~$14.2B

of LNG fuel a year at today's price

*Eagle LNG company materials (July 2026); SEA-LNG 2026 Mid-Year Market Review (Kpler bunkering volumes; DNV order data). ***Oxford Institute for Energy Studies, The potential market for LNG in the Caribbean and Central America" (Dec. 2017): 15.7 Bcma Caribbean, 8.5 Bcma Central America, converted at ~0.73 Mt LNG per Bcm; excludes Cuba and Colombia. Units: ~52 MMBtu per tonne of LNG (industry convention); Rotterdam LNG bunker price $1,420/t per ENGINE LNG Bunker Snapshot, Sep. 29, 2026. Caribbean value is illustrative: 10 MTPA at $1,420/t; power-sector LNG may be priced differently from marine bunkers.

Rocket-Grade Methane Is Hard to Make. Eagle LNG Makes It.

1 Pipeline gas

Natural gas arrives at 80 to 99% methane, mixed with ethane, propane, nitrogen, CO_2 and sulfur

2 Purify

Strip impurities down to parts-per-million levels

3 Liquefy

Cool to about -162°C (-260°F) at Eagle LNG's Maxville plant

4 Deliver

Specification-grade LNG delivered on launch schedules

How pure is rocket-grade methane?

Specification	Vehicle-grade natural gas	Rocket Grade A	Grade B	Grade C
Methane, minimum	80 to 99%	98.7%	99.9%	99.97%
Ethane, max (ppm)	up to 45,000	5,000	500	100
Propane and heavier, max (ppm)	up to 23,000	3,000	500	100
Nitrogen, max (ppm)	up to 40,000	5,000	100	100
CO_2, max (ppm)	up to 40,000	125	50	50
Total sulfur, max (ppm)	n/a	1	0.1	0.1

Eagle LNG is already qualified

Qualified supplier of the aerospace-specification liquid methane used to fuel next-generation American launch vehicles.*

Specification-driven LNG engineered to meet the demanding fuel-quality requirements of space propulsion applications.**

In-house liquefaction at Maxville: >210K gallons per day of capacity and ~1 million gallons of storage near Jacksonville.***

Mission-critical logistics: dependable fuel supply designed to support launch schedules, testing programs and other time-sensitive space operations.**

93 → 109 Space Coast launches from 2024 to 2025; the 45th Space Launch Delta expects 100 to 120 in 2026

~10x growth in Florida launch-provider gas demand from 2026 to 2030 implied by stated launch plans (Eagle LNG estimate)

Rocket grades: DoD performance specification for liquid methane (LCH4), as tabulated in NASA NTRS 20240009214. Vehicle-grade gas: DieselNet (pipeline gas ~80 to 99% methane; EPA limits 4.5% ethane, 2.3% C3+, 4.0% CO_2 + N_2 combined). *Datacentrex press release, Aug. 31, 2026. **eaglelng.com. ***Eagle LNG company materials (July 2026); eaglelng.com. Starship Block 2: ~700 t methane (booster) + ~330 t (ship), Wikipedia; at 0.4226 kg/L. Launch counts: Spectrum News 13, Dec. 29, 2025. Illustrative scale only; does not identify Eagle LNG customers.

The Industry Has Pivoted to Methalox

Rocket propellant by vehicle. Methalox = liquid methane + liquid oxygen; kerolox = refined kerosene (RP-1) + liquid oxygen.

Company	Vehicle	Engine	Methalox	Kerolox
SpaceX	Falcon 9 (current workhorse)	Merlin 1D	–	✓
SpaceX	Starship	Raptor (33 + 6)	✓	–
Blue Origin	New Glenn	BE-4 (7)	✓	–
ULA	Vulcan Centaur	BE-4 (2), first stage	✓	–
Relativity Space	Terran R	Aeon R	✓	–
Stoke Space	Nova	Zenith (7), first stage	✓	–
Rocket Lab	Neutron	Archimedes	✓	–
NASA	Space Launch System	RS-25 + solid boosters	–	–

Why the industry switched

Burns clean. Methane leaves little soot or coking, so engines can fly again with less refurbishment, which is key to reuse.

More efficient. Raptor Vacuum delivers ~380 s of specific impulse vs. ~348 s for Falcon 9's kerosene Merlin Vacuum.

Cheaper and easier. Methane is the cheapest liquid rocket fuel and far denser and easier to store than hydrogen.

Built for Mars. Methane can be made on Mars from local resources, so it is the fuel of long-range missions.

Methalox offers distinct advantages over Kerolox in terms of engine reusability, thermal efficiency, and the potential for off-earth fuel production.

Sources: SpaceX Falcon 9, SpaceX Starship, SpaceX Raptor, Merlin, BE-4, Stoke Space Nova, Methalox and Space Launch System entries (Wikipedia, accessed Oct. 13, 2026); Relativity Space, Terran R release (Apr. 12, 2023); NASASpaceflight, "The methalox race to orbit" (Mar. 2022). Terran R, Nova and Neutron are in development. Vulcan and Nova upper stages burn hydrogen. Industry context only; does not identify Eagle LNG customers.

Eagle LNG: Two Growth Engines, One Contracted Platform

What DTCX owns

- **$30M** invested by DTCX
- **10.5%** fully diluted equity interest
- **Same price** per unit as EMG, the controlling sponsor
- **Long-term contracts** Take-or-pay structure de-risks cash flows

Engine 1: Marine and Caribbean Energy

Demand already exceeds capacity

- Effectively sold out since initial production in 2018
- Missed spot bunkering demand in 2025 greatly exceeds current capacity
- 750+ bunkering operations without incident; first-of-its-kind Talleyrand terminal
- Antigua import terminal with the power provider serving 80%+ of the island

Engine 2: Space Propulsion

The fuel the next generation of rockets runs on

- Qualified supplier of aerospace-specification liquid methane
- Vast Majority of next-generation commercial rockets burn methane
- Global launches hit a record 325 in 2025, 2.9x 2020; Starship and New Glenn are adding Florida pads
- Space Coast launches: 109 in 2025; 100 to 120 expected in 2026

Shared platform: in-house liquefaction at Maxville, last-mile logistics, and a FERC-approved 1 MTPA export facility as the next step in capacity.

For DTCX shareholders: marine bunkering provides contracted, hard-asset energy cash flows today, while space propulsion adds higher-risk upside.
A liquidity event at Eagle LNG could add substantial value for DTCX shareholders.

Sources: Datacentrex press release, Aug. 31, 2026; eaglelng.com; Eagle LNG company materials (July 2026); 45th Space Launch Delta via Spectrum News 13 (Dec. 29, 2025); BryceTech (Apr. 2026); Space Index (2026); FAA and Air Force Starship EISs; Spaceflight Now (Oct. 16, 2026).

DATACENTREX

Want to find out more? Reach out.

www.Datacentrex.com

ir@datacentrex.com

800-403-6150

